Victory Portfolios (CIK 0000802716)

This submission is being made solely to obtain identifiers for shares of the following Series and Classes which are being registered.

• Victory Harvest Premium Absolute Fund	Classes A, Y

• Victory Harvest Premium Large Cap Equity Fund	Classes A, Y

• Victory Harvest Premium Bond Fund	Classes A, Y

Any questions on this submission should be directed to Erin Wagner of the Victory Funds, telephone number 216-898-2526.